1Q 2009 Earnings Conference Call

May 5, 2009

Exhibit 99.1

Safe Harbor Statement

This presentation includes “forward-looking statements” within the meaning of Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as
amended, regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,”
“should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties.  These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections.  Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:

Increasing competition in the communications industry; and

A complex and uncertain regulatory environment.

A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www.sec.gov,
www.shentel.com or on request from the Company.  The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors.  Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund
continued growth.   Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

Chris French

CEO and President

1Q ‘09 Highlights

Net Income - 1Q09 net loss of $4.1
million due to impairment charge

Discontinued Operations -
Converged Services impairment charge
$10.7 million after tax; several
interested buyers

Strong operating results - Net
income from continuing operations of
$6.2 million up 14.2%

Net Income (in millions)

Net Income from Continuing Operations
(in millions)

SHENTEL

Total
EVDO
352
419
53
237
3/31/2008
3/31/2009

IA
Edinburg
Harrisonburg

1Q ‘09 Highlights

Cable Triple Play  - Upgrade of cable
and acquisition integration in progress

Investment in wireless for
sustained growth – 26 additional
EVDO sites and 8 additional cell sites

Acquisition of Rural Access Lines
– Acquiring approximately 1,000 rural
access lines for $600k, upgrading to
DSL for $1.7 m

Number of Cell Sites

Operational Issues

Capital Spending Rationale – Will delay some capital projects based on payback should the economic conditions warrant it

Broadband Stimulus – We are continuing to monitor the evolving rules for public support of rural broadband development

Being Opportunistic –  Our balance sheet enables us to take
advantage of opportunities which fit our business model

Adele Skolits

CFO and VP of Finance

$0.23
$0.26
1Q '08
1Q '09

$0.20
($0.18)
1Q '08
1Q '09

Delivering value for
Shareholders – EPS from
continuing operations up 13% in
1Q’09 over 1Q’08

EPS - EPS loss of $.18 for 1Q ‘09
as a result of $.45/per share
impairment loss

EPS

Earnings Per Share

Earnings per Share from Continuing
Operations

– Quarter over Quarter

Profitability

OIBDA ($ millions)

Maintaining profitability while investing in growth –

     OIBDA up 25% for 1Q’09 over 1Q’08

3%

50%

47%

OIBDA Margin

$4.0

$19.9

$15.9

OIBDA

$1.5

7.8

6.3

Depreciation and Amortization

$2.5

$12.1

$9.6

Operating Income

Change

March
31, 2009

March
31, 2008

Quarter Ended

Cash Flows

Cash Flows ($ millions)

Strong operating cash flow –
48% growth in cash generated by
operations

Capex Well Supported–
Increased capital expenditures
supported more than adequately
by operating cash flow and debt
facility

Future Cash Flows – New debt
facility has equal amortization over
six years beginning in 2010, when
CAPEX spending is expected to
drop

Positioned to deliver for
shareholders – Ability to be
opportunistic or return value to
shareholders

$7.60

$13.40

$5.80

Free Cash Flow

$0.10

$0.40

$0.30

Other

-$0.10

-$1.10

-$1.00

Debt Repayments

$2.00

$2.00

$0.00

Borrowings

-$1.30

-$9.10

-$7.80

Capital Expenditures

$6.90

$21.20

$14.30

Net Cash from
Operations

Change

1Q ‘09

1Q ‘08

Earle MacKenzie

EVP and COO

187.3
194.1
211.5
213.1
12/31/2007
3/31/2008
12/31/2008
3/31/2009

Retail Subscribers (000s)

Key Operational Results – PCS

18,116
15,248
1Q '08
1Q '09

6,802
1,592
1Q '08
1Q '09

Key Operational Results – PCS

Decrease in store traffic

Modest increase in churn
from 1.98% in Q1 ‘08 to
2.15% in Q2 ‘09

Lower bad debt in Q1 ‘09
compared to Q1 ’08 (from
$2.5m to $1.7m)

Net Additions

Gross Additions

Voice
Data
Total
$54.90
$56.62
$11.27
$17.99
$43.63
$38.63
1Q '08
1Q '09

Gross Billed revenue per subscriber
continues to grow – Data revenues
growth continues

1 – Before Service credits, bad debt, Sprint Nextel fees.  See reconciliation of Non-GAAP financial measures on slide 23

Key Operational Results – PCS

Gross Billed Revenue per User – Data &
Voice 1

Total Up 15%
Net Up 20%
$4.4
$2.5
$3.5
$21.0
$5.2
$1.7
$3.8
$25.3
1Q '08
1Q '09
Management & Service Fees
Bad Debt
Service Credits
Net Revenue

PCS Revenues

Gross Billed Revenues ($ millions)

$31.4

$36.0

PCS Customers Top Picks Q1 2009

Top Service Plans

Everything Messaging
Family 1500

Everything Data Family
1500

Simply Everything

48% of Gross Adds

Top Devices

LG Rumor 17%

LG Lotus 16%

Samsung Rant 9%

Mobile Data Cards 8%

Samsung Instinct 3%

Equipment Sales Shentel
Controlled Channels

Total
EVDO
346
352
411
419
479
52
53
211
237
317
12/31/2007
3/31/2008
12/31/2008
3/31/2009
12/31/2009 est.

Meeting PCS Customer Needs

On track to complete 2009
construction plans

Expanded data offering

Over 90% POP’s will have
EVDO coverage by year
end 2009

PA coverage improved

Capacity increased

Number of Cell Sites

24.5
24.4
24.2
24.1
12/31/2007
3/31/2008
12/31/2008
3/31/2009

Dial-Up
DSL
7.6
8.1
6.8
8.7
5.2
10.0
4.8
10.3
12/31/2007
3/31/2008
12/31/2008
3/31/2009

Key Operational Results - Telco

Modest access line
loss

43% data penetration

2009 Capex to
increase broadband
speeds to 10Mbps

1 DSL only available within LEC area

2 Dial-up offered inside and outside the LEC area

Internet Customers (000s)

Access lines (000s)

Total
Acquired
Shen. Co.
25.4
25.2
8.3
8.3
12/31/2007
3/31/2008
12/31/2008
3/31/2009

Key Operational Results - Cable

Integrating acquisition of
17,000 new customers

Converting acquired systems
to our billing platform

Upgrade underway to enable
us to offer triple play to 85%
of acquired homes passed by
year end 2009

Re-launch of the first acquired
market in late Q2

Number of Customers (000’s)

Q&A

Appendix

Non-GAAP Financial Measure – Billed Revenue per Subscriber

Dollars in thousands (except subscribers and revenue per subscriber)

1Q ‘09

1Q ‘08

Gross billed revenue

Wireless segment total operating revenues

$28,804

 $  24,407

Equipment revenue

      (1,270)

     (1,300)

Other revenue

      (2,174)

     (2,055)

Wireless service revenue

      25,360

    21,052

Service credits

   3,764

  3,498

Write-offs

        1,705

  2,496

Management fee

        2,482

  2,091

Service fee

        2,730

  2,300

Gross billed revenue

 36,041

 31,437

Average subscribers

   212,196

190,870

Billed revenue per subscriber

$     56.62

$     54.90